UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

AMERICAN BIO MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-28666	14-1702188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

122 Smith Road, Kinderhook, NY	12106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 518-758-8158

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABMC	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07
Submission of Matters to a Vote of Security Holders

At the Annual Meeting of the Shareholders of the Company held on June 24, 2021 (the “Annual Meeting”), at the Company’s corporate offices in Kinderhook, New York, the following matters were voted upon.

Total Shares in Attendance:	25,562,751	Total Shares Outstanding (as of April 27, 2021) 40,203,476
Percent of Shares Voted:	63.6%

PROPOSAL NUMBER 1 – ELECTION OF DIRECTORS

Director	For	Percent	Withheld	Percent	Broker Non-Votes

Peter Jerome	4,123,947	35%	7,658,978	65%	13,679,826
Melissa Waterhouse	3,363,301	28.5%	8,419,624	71.5%	13,679,826

In addition to the shares indicated above, there were 100,000 shares uncast for Proposal Number 1.

PROPOSAL NUMBER 2 – RATIFICATION OF AUDITORS

	Percent	Against	Percent	Abstain	Percent	Broker Non-Votes
20,867,317	81.6%	4,692,397	18.4%	3,037	0.01%	0

PROPOSAL NUMBER 3 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 50,000,000 TO 75,000,000 COMMON SHARES

For	Percent	Against	Percent	Abstain	Percent	Broker Non-Votes
16,503,038	64.6%	8,976,835	35.1%	82,878	0.3%	0

A description of the proposals can be found in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on May 4, 2021.

The nominees for election to the Board of Directors were each elected for a three-year term ending in 2024, or until their successor is elected and duly qualified. In addition to the directors elected at the Annual Meeting, Jean Neff continued her term of office after the Annual Meeting.

There were no other matters voted upon or discussed at the Annual Meeting other than the Proposals noted above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BIO MEDICA CORPORATION (Registrant)

Date: June 29, 2021	By:	/s/ Melissa A. Waterhouse
Melissa A. Waterhouse
Chief Executive Officer (Principal Executive Officer) Principal Financial Officer